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                           Tax Free Short/Intermediate
                                Fixed Income Fund

                                   PROSPECTUS

                                November 1, 1998

================================================================================

PROSPECTUS

                           The 59 Wall Street Tax Free
                      Short/Intermediate Fixed Income Fund

                   21 Milk Street, Boston, Massachusetts 02109

================================================================================

      The 59 Wall Street Tax Free Short/Intermediate Fixed Income Fund is an open-end investment company which is a separate diversified portfolio of The 59 Wall Street Trust. Shares of the Fund are offered by this Prospectus.

      The investment objective of the Fund is to provide investors with as high a level of income exempt from federal income tax as is consistent with minimizing price fluctuations in net asset value and maintaining liquidity. The Fund invests primarily in high quality municipal securities and the dollar weighted average maturity of the Fund's portfolio does not exceed three years. The Fund is an appropriate investment for those investors seeking tax-free income returns greater than those provided by tax-free money market funds and who are able to accept fluctuations in the net asset value of their investment. The Fund is designed to have lesser price fluctuations than long term bond funds. There can be no assurance that the investment objective of the Fund will be achieved.

      Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co., and the shares are not insured by the Federal Deposit Insurance Corporation or any other federal, state or other governmental agency.

      Brown  Brothers  Harriman  &  Co.  is  the  investment   adviser  to,  the
administrator of and the shareholder servicing agent of the Fund. Shares of the Fund are offered at net asset value without a sales charge.

      This Prospectus, which investors are advised to read and retain for future reference, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated November 1, 1998. This information is incorporated herein by reference and is available without charge upon request from the Fund's distributor, 59 Wall Street Distributors, Inc., 21 Milk Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                The date of this Prospectus is November 1, 1998.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Expense Table .............................................................    3
Financial Highlights ......................................................    4
Investment Objective and Policies .........................................    4
Investment Restrictions ...................................................    7
Purchase of Shares ........................................................    8
Redemption of Shares ......................................................    8
Management of the Trust ...................................................    9
Net Asset Value ...........................................................   13
Dividends and Distributions ...............................................   13
Taxes .....................................................................   14
Description of Shares .....................................................   15
Additional Information ....................................................   16
Appendix A ................................................................   18
Appendix B ................................................................   20

                          TERMS USED IN THIS PROSPECTUS


Trust ...................................   The 59 Wall Street Trust
Fund ....................................   The 59 Wall Street Tax Free
                                               Short/Intermediate Fixed Income
                                               Fund
Investment Adviser and
   Administrator.........................   Brown Brothers Harriman & Co.
Subadministrator.........................   59 Wall Street Administrators, Inc.
                                               ("59 Wall Street Administrators")
Distributor..............................   59 Wall Street Distributors, Inc.
                                               ("59 Wall Street Distributors")
1940 Act.................................   The Investment Company Act of 1940,
                                               as amended.

EXPENSE TABLE
================================================================================

      The following table provides (i) a summary of estimated expenses relating to purchases and sales of shares of the Fund, and the aggregate annual operating expenses of the Fund, as a percentage of average net assets of the Fund, and
(ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in the Fund.

                        SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases.........................................   None
Sales Load Imposed on Reinvested Dividends..............................   None
Deferred Sales Load.....................................................   None
Redemption Fee..........................................................   None

                         ANNUAL FUND OPERATING EXPENSES
                     (as a percentage of average net assets)

Investment Advisory Fee...............................                     0.25%
12b-1 Fee.............................................                     None
Other Expenses
    Administration Fee ...............................      0.15%
    Shareholder Servicing/Eligible
        Institution Fee...............................      0.25
    Other Expenses....................................      0.13           0.53
                                                            ----           ----
  Total Fund Operating Expenses.......................                     0.78%
                                                                           ====

          Example                       1 year    3 years     5 years   10 years
          -------                       ------    -------     -------   --------
 A shareholder  of  the Fund would
   pay the following expenses on a
   $1,000 investment, assuming (1)
   5%   annual  return,   and  (2)
   redemption  at  the end of each
   time period:.......................    $ 8       $25          $43      $97
                                          ---       ---          ----     ---

      The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. In connection with the Example, please note that $1,000 is currently less than the Fund's minimum purchase requirement. The purpose of this table is to assist investors in understanding the various costs and expenses that shareholders of the Fund bear directly or indirectly.

      For more information with respect to the expenses of the Fund, see "Management of the Trust" herein.

FINANCIAL HIGHLIGHTS
================================================================================

      The following information has been audited by Deloitte & Touche LLP, independent auditors. This information should be read in conjunction with the financial statements and notes thereto, which are incorporated by reference in the Statement of Additional Information. The ratios of expenses and net investment income to average net assets are not indicative of future ratios.


                                                                                                     For the period
                                                                                                      July 23, 1992
                                                         For the years ended June 30,                 (commencement
                                              --------------------------------------------------     of operations) to
                                              1998        1997        1996        1995        1994     June 30, 1993
                                             -------     -------     -------     -------      -----   ---------------
Net asset value, beginning of period.....   $ 10.33     $ 10.26      $ 10.28     $ 10.11   $  10.29      $ 10.00
Income from investment operations:
  Net investment income .................      0.36        0.37         0.37        0.37       0.34         0.32
  Net realized and unrealized
     gain (loss) on investments..........      0.07        0.07        (0.02)       0.17      (0.18)        0.29
Less dividends and distributions:
  Dividends to shareholders from
     net investment income...............     (0.36)      (0.37)       (0.37)      (0.37)     (0.34)       (0.32)
  Distributions to shareholders from
     net realized gains on investments...     --          --           --          --         (0.00)*        --
                                            -------      -------     -------     -------     -------     -------
Net asset value, end of period...........   $ 10.40    $  10.33      $ 10.26    $  10.28   $  10.11      $ 10.29
                                            =======      =======     =======     =======     =======     =======
Total return** ..........................      4.25%       4.34%        3.60%       5.42%      1.59%        6.16%
Ratios/supplemental data:
  Net assets, end of period
   (000's omitted).......................   $80,160      $55,714     $44,776     $51,828     $67,253     $33,202
  Ratio of expenses to average net
     assets:**
  Expenses paid by the Fund..............      0.78%       0.70%        0.70%       0.70%      0.70%        0.70%***
  Expense offset arrangement.............      0.02%         n/a          n/a        n/a        n/a          n/a
                                            -------      -------     -------     -------     -------     -------
    Total expenses.......................      0.80%       0.70%        0.70%       0.70%      0.70%        0.70%
  Ratio of net investment income to
     average net assets .................      3.49%       3.55%        3.61%       3.67%      3.32%        3.42%***
Portfolio turnover rate .................        20%         48%          48%         39%        27%          13%

----------
* The distribution to shareholders from net realized gains was less than $0.01 per share.

** Had the expense payment agreement not been in place, the ratio of expenses to average net assets for the years ended June 30, 1997, 1996, 1995, 1994, and for the period ended June 30, 1993 would have been 0.96%,0.90%, 0.99%, 1.01% and 1.25%, respectively. For the same periods, the total return of the Fund would have been 4.16%, 3.40%, 5.13%, 1.28% and 5.61%, respectively. The expense payment agreement terminated on July 1, 1997.

***   Annualized.

      Further information about the performance of the Fund is contained in the Fund's annual report to shareholders which may be obtained without charge.

INVESTMENT OBJECTIVE AND POLICIES
================================================================================
   The investment objective of the Fund is to provide investors with as high a level of income exempt from federal income tax as is consistent with minimizing price fluctuations in net asset value and maintaining liquidity.

      The investment objective of the Fund is a fundamental policy and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information" in this Prospectus.) However, the investment policies of the Fund as described below are not fundamental and may be changed without such approval.

      The Fund is an appropriate investment for those investors seeking tax-free income returns greater than those provided by tax-free money market funds and who are able to accept fluctuations in the net asset value of their investments. The Fund is designed to have lesser price fluctuations than long-term tax-free bond funds.

      The assets of the Fund under normal circumstances are fully invested in a broad range of high quality municipal securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their subdivisions, agencies and instrumentalities. These securities include municipal bonds, notes, commercial paper, variable and floating rate instruments and when-issued and delayed delivery securities. (See Appendix A for more detail.)

      While the Fund intends to continue to be fully invested in tax-exempt municipal obligations in order to provide investors with tax-free income, a portion of the assets may temporarily be held in cash or invested in short-term taxable securities if market conditions warrant. These would include obligations issued by the U.S. Government, its agencies or instrumentalities, commercial paper issued by corporations, bank obligations (such as certificates of deposit and bankers' acceptances) and repurchase agreements. (See Appendix B for more detail.)

      The Fund invests in high quality municipal securities. At the time of purchase, municipal bond investments either are rated in one of the three highest quality categories of the Standard & Poor's Corporation (meaning AAA, AA or A), Moody's Investors Service, Inc. (meaning Aaa, Aa or A) or Fitch Investors Service, Inc. (meaning AAA, AA or A) or, if unrated, are of comparable quality as judged by the Investment Adviser. The Investment Adviser may at any time purchase municipal bonds it believes to be defeased. Defeased municipal bonds are either general obligation or revenue bonds that have been fully secured or collateralized by an escrow account consisting of U.S. Government obligations that can adequately meet interest and principal payments. As such, the original issuer's credit obligation has been replaced by the escrowed securities. In determining whether a municipal bond has been defeased, the Investment Adviser relies upon brokers and dealers and upon various information reporting services it believes to be reliable. At the time of purchase, tax-exempt note and variable interest rate investments either are rated in one of the highest quality categories of the Standard & Poor's Corporation (meaning SP-1 or SP-2), Moody's Investors Service, Inc. (meaning MIG 1 or MIG 2), or Fitch Investors Service, Inc. (meaning F-1+, F-1 or F-2) or, if unrated, are of comparable quality as judged by the Investment Adviser. At the time of purchase, municipal commercial paper investments either are rated in the highest quality category of the Standard & Poor's Corporation (meaning A-1), Moody's Investors Service, Inc. (meaning Prime-1) or Fitch Investors Service, Inc. (meaning F-1+ or F-1) or, if unrated, are of comparable quality as judged by the Investment Adviser. Taxable money market instruments purchased for the Fund are of high quality and meet the credit standards established by the Trust's Board of Trustees.

      The dollar-weighted average maturity of the Fund's portfolio is not to exceed three years, and the maximum maturity of an issue at the time of purchase is limited to five years. Since bonds with shorter maturities are less sensitive to interest rate movements than those with longer maturities, the three-year restriction on the Fund's dollar-weighted average maturity is designed to lessen the price fluctuation of the Fund. For example, the following table illustrates the effect a 2 percentage point change in interest rates would have on the price of bonds of varying maturities. The 10- and 20-year bonds have more exposure to interest rate movements and are subject to greater price volatility than the shorter term bonds.

                 Change in the Price of a Municipal Bond at Par
                                   Yielding 5%

--------------------------------------------------------------------------------
                                     2 Percentage Point     2 Percentage Point
                        Stated           Increase In            Decrease In
                       Maturity         Interest Rates         Interest Rates
================================================================================

   Eligible             1 Year              (2%)                    +2%
      for               3 Years             (5%)                    +6%
  Investment            5 Years             (8%)                    +9%
--------------------------------------------------------------------------------
 Not Eligible          10 Years            (14%)                   +17%
for Investment         20 Years            (21%)                   +30%
--------------------------------------------------------------------------------

      The Fund is actively managed by a team of investment professionals. (See "Investment Adviser".) The Investment Adviser analyzes and monitors economic trends, monetary policy, and bond credit ratings on a continuous basis. The holdings in the portfolio are regularly reviewed in an effort to enhance returns.

      The Investment Adviser does not intend to invest the Fund's assets in securities the interest on which would be taxable for investors subject to the federal alternative minimum tax. Depending on the investor's tax bracket, the Fund may provide higher after-tax income than is normally provided by comparable taxable investments. The chart below illustrates the return a taxable investment would have to yield in order to equal various tax-free returns for the taxable year 1998.

============================================================================================================
                                  A TAXABLE INVESTMENT WOULD HAVE TO YIELD:

TO EQUAL A TAX-          15%                28%               31%                36%               39.6%
FREE YIELD OF:       Tax Bracket*      Tax Bracket*      Tax Bracket*       Tax Bracket*      Tax Bracket*
------------------------------------------------------------------------------------------------------------
       2%               2.4%               2.8%              2.9%               3.1%              3.3%
       3%               3.5%               4.2%              4.3%               4.7%              5.0%
       4%               4.7%               5.6%              5.8%               6.3%              6.6%
       5%               5.9%               6.9%              7.2%               7.8%              8.3%
       6%               7.1%               8.3%              8.7%               9.4%              9.9%
============================================================================================================
* Joint Return       Up to $42,350   $42,350-$102,300  $102,300-$155,950  $155,950-$278,450   Above $278,450
* Single Return      Up to $25,350    $25,350-$61,400  $61,400-$128,100   $128,100-$278,450   Above $278,450
============================================================================================================

      The Trust may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as the Fund. Shareholders will receive 30 days prior written notice with respect to any such investment.

                                  Risk Factors

      Although the assets of the Fund are invested in high quality municipal securities, the portfolio is subject to interest rate risk and credit risk.

      Interest rate risk refers to the price fluctuation of a bond in response to changes in interest rates. In general, bonds with shorter maturities are less sensitive to interest rate movements than those with longer maturities. Given that the average weighted maturity of the portfolio's holdings is limited to three years, the Fund normally has less exposure to interest rate risk than longer-term bond funds.

      Credit risk refers to the likelihood that an issuer will default on interest or principal payments. The Fund is investing in high quality bonds with a rating of A or better, which limits the portfolio's exposure to credit risk.

                               Portfolio Brokerage

      The securities in which the Fund invests are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. Where possible transactions on behalf of the Fund are entered directly with the issuer or from an underwriter or market maker for the securities involved. Purchases from underwriters of securities may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include a spread between bid and asked price. The policy of the Fund regarding purchases and sales of securities is that primary consideration is given to obtaining the most favorable prices and efficient executions of transactions. In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. While reasonably competitive spreads or commissions are sought for the Fund, it will not necessarily be paying the lowest spread or commission available. If the Investment Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; and appraisals or evaluations of portfolio securities. For the fiscal years ended June 30, 1997 and 1998, the portfolio turnover rates for the Fund were 48% and 20%, respectively. (See "Portfolio Transactions" in the Statement of Additional Information.)

INVESTMENT RESTRICTIONS
================================================================================

      The Statement of Additional Information for the Fund includes a listing of the specific investment restrictions which govern the Fund's investment policies. Certain of these investment restrictions are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information" in this Prospectus.) Money is not borrowed in an amount in excess of 331/3% of the assets of the Fund. It is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations.

      In addition, as a fundamental policy, the Fund does not purchase more than 10% of all outstanding debt securities of any one issuer.

      As a non-fundamental policy, at least 80% of the Fund's assets is invested in securities the interest on which is exempt from federal income taxation.

      The Fund is classified as "diversified" under the 1940 Act, which means that at least 75% of its total assets is represented by cash; obligations issued by the U.S. Government, its agencies or instrumentalities; and other securities limited in respect of any one issuer to an amount no greater in value than 5% of the Fund's total assets (for the purpose of this restriction, the Fund regards each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues industrial development bonds on behalf of a private entity as a separate issuer).

PURCHASE OF SHARES
================================================================================

      Shares of the Fund are offered on a continuous basis at their net asset value without a sales charge. The Trust reserves the right to determine the purchase orders for Fund shares that it will accept. Shares of the Fund may be purchased on any day the New York Stock Exchange is open for regular trading if the Trust receives the purchase order and acceptable payment for such order prior to 4:00 P.M., New York time. Purchases of Fund shares are then executed at the net asset value per share next determined on that same day. All purchases must be paid for in immediately available funds on the next business day after the purchase order has been executed. Shares are entitled to dividends declared, if any, starting as of the next business day following the day a purchase order is executed on the books of the Trust.

      An investor who has an account with an Eligible Institution (see page 12) or a Financial Intermediary (see page 12) may place purchase orders for Fund shares with the Trust through that Eligible Institution or Financial Intermediary, which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. Currently, such minimum purchase requirements range from $500 to $5,000. Each Eligible Institution and each Financial Intermediary arranges payment for Fund shares on behalf of its customers. A transaction fee may by charged by an Eligible Institution or a Financial Intermediary on the purchase of Fund shares.

      An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Trust through the Fund's Shareholder Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Trust and is responsible for arranging for the payment of the purchase price of Fund shares. All purchase orders for initial and subsequent purchases are executed at the net asset value per share next determined after the Trust's custodian, State Street Bank and Trust Company, has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or wire transfer. Brown Brothers Harriman & Co., as the Fund's Shareholder Servicing Agent, has established a minimum initial purchase requirement for the Fund of $100,000 and a minimum subsequent purchase requirement for the Fund of $25,000. These minimum purchase requirements may be amended from time to time.

      Inquiries regarding the manner in which purchases of Fund shares may be effected and other matters pertaining to the Fund should be directed to Brown Brothers Harriman & Co., the Fund's Shareholder Servicing Agent. (See back cover for address and phone number.)

REDEMPTION OF SHARES
================================================================================

      A redemption request must be received by the Trust prior to 4:00 P.M., New York time on any day the New York Stock Exchange is open for regular trading. Such a redemption is executed at the net asset value per share next determined on that same day. Proceeds of a redemption are paid in "available" funds generally on the next business day after the redemption request is executed, and in any event within seven days. Shares continue to earn dividends declared, if any, through the business day a redemption request is executed on the books of the Trust.

      Shares held by an Eligible Institution or a Financial Intermediary on behalf of a shareholder must be redeemed through that Eligible Institution or Financial Intermediary pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. Proceeds of a redemption are paid to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. A transaction fee may be charged by an Eligible institution or a Financial Intermediary on the redemption of Fund shares.

      Shares held directly in the name of shareholder on the books of the Trust may be redeemed by submitting a redemption request in good order to the Trust through the Fund's Shareholder Servicing Agent. (See back cover for address and phone number.) Proceeds resulting from such redemption are paid by the Trust directly to the shareholder.

                            Redemptions By the Trust

      The Fund's Shareholder Servicing Agent, each Eligible Institution and each Financial Intermediary may establish and amend from time to time for their respective customers a minimum account size. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the shareholder's remaining shares may be redeemed. If such remaining shares are to be redeemed, the shareholder is so notified and is allowed 60 days to make an additional investment to enable the shareholder to meet the minimum requirement before the redemption is processed. Brown Brothers Harriman & Co., as the Fund's Shareholder Servicing Agent, has established a minimum account size of $100,000.

                         Further Redemption Information

      In the event a shareholder redeems all shares held in the Fund at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

      The value of shares redeemed may be more or less than the shareholder's cost depending on Fund performance during the period the shareholder owned such shares. Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

      An investor should be aware that redemptions from the Fund may not be processed if a completed account application with a certified taxpayer identification number has not been received. A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed for up to seven days and for such other periods as the 1940 Act may permit. (See "Additional Information" in the Statement of Additional Information.)

MANAGEMENT OF THE TRUST
================================================================================

                              Trustees and Officers

      The Trustees, in addition to supervising the actions of the Administrator, Investment Adviser and Distributor of the Fund, as set forth below, decide upon matters of general policy. Because of the services rendered the Trust by the Investment Adviser and the Administrator, the Trust itself requires no employees other than its officers, none of whom, other than the Chairman, receive compensation from the Fund and all of whom, other than the Chairman, are employed by 59 Wall Street Administrators. (See "Trustees and Officers" in the Statement of Additional Information.)

   The Trustees of the Trust are:

      J.V. Shields, Jr.
         Chairman and Chief Executive Officer of
            Shields & Company

      Eugene P. Beard
         Vice Chairman, Finance and Operations of
            The Interpublic Group of Companies

      David P. Feldman
         Retired, Chairman and Chief Executive
            Officer of AT&T Investment
            Management Corporation

      Alan G. Lowy
         Private Investor

      Arthur D. Miltenberger
         Retired, Vice President and Chief Financial
            Officer of Richard K. Mellon and Sons

                               Investment Adviser

      The Investment Adviser to the Fund is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts.

      Brown Brothers Harriman & Co. provides investment advice and portfolio management services to the Fund. Subject to the general supervision of the Trust's Trustees, Brown Brothers Harriman & Co. makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund's investments. Brown Brothers Harriman & Co. provides a broad range of investment management services for customers in the United States and abroad. At June 30, 1998, it managed total assets of approximately $30 billion.

      The Fund's portfolio is managed on a day-to-day basis by a team of individuals, including Mr. Jeffrey A. Schoenfeld, Ms. Barbara A. Brinkley and Ms. Sabrina T. Huffman of Brown Brothers Harriman & Co. Mr. Schoenfeld is the Partner in charge of fixed income management. He joined Brown Brothers Harriman & Co. in 1984 and his entire career has been in fixed income markets. Mr. Schoenfeld holds a B.A. from the University of California, Berkeley and a M.B.A. from the Wharton School of the University of Pennsylvania. Ms. Brinkley, Senior Portfolio Manager of the Fund since inception, joined Brown Brothers Harriman & Co. in 1967. Throughout her career with Brown Brothers Harriman & Co. Ms. Brinkley has specialized as a municipal bond credit analyst, trader and portfolio manager. She is a member of Brown Brothers Harriman & Co.'s Fixed Income Credit Committee, a member and former chairman of the Municipal Analysts Group of New York and a member of the Fixed Income Analysts Society, Inc. Ms. Brinkley holds a B.A. from Smith College. Ms. Huffman, Assistant Portfolio Manager of the Fund, joined Brown Brothers Harriman & Co. in 1995, following two years experience at Merrill Lynch & Co. Ms. Huffman holds a B.S. from the Massachusetts Institute of Technology and a M.B.A. from the Columbia University Graduate School of Business.

      As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by Brown Brothers Harriman & Co. under the Investment Advisory Agreement, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets. Brown Brothers Harriman & Co. also receives an annual administration fee from the Fund equal to 0.15% of the Fund's average daily net assets and an annual shareholder servicing/eligible institution fee from the Fund equal 0.25% of the average daily net assets of the Fund represented by shares owned during the period by customers for whom Brown Brothers Harriman & Co. is the holder or agent of record.

      The investment advisory services of Brown Brothers Harriman & Co. to the Fund are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman & Co. is free to and does render investment advisory services to others, including other registered investment companies.

      Pursuant to a license agreement between the Trust and Brown Brothers Harriman & Co. dated August 24, 1989, as amended as of December 15, 1993, the Trust may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co. The agreement may be terminated by Brown Brothers Harriman & Co. at any time upon written notice to the Trust upon the expiration or earlier termination of any investment advisory agreement between the Trust or any investment company in which a series of the Trust invests all of its assets and Brown Brothers Harriman & Co. Termination of the agreement would require the Trust to change its name and the name of the Fund to eliminate all reference to "59 Wall Street".

      Pursuant to license agreements between Brown Brothers Harriman & Co. and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each a "Licensee"), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co., only if Brown Brothers Harriman & Co. does not terminate the respective license agreement, which would require the Licensee to change its name to eliminate all reference to "59 Wall Street".

                                  Administrator

      Brown Brothers Harriman & Co. acts as Administrator of the Trust. (See "Administrator" in the Statement of Additional Information.)

      In its capacity as Administrator, Brown Brothers Harriman & Co. administers all aspects of the Trust's operations subject to the supervision of the Trust's Trustees except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman & Co. (i) provides the Trust with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust; (ii) oversees the performance of administrative and professional services to the Trust by others, including the Fund's Custodian, Transfer and Dividend Disbursing Agent; (iii) provides the Trust with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Trust's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of tax returns for the Trust and for the Fund and reports to the Fund's shareholders and the Securities and Exchange Commission.

      For the services rendered to the Trust and related expenses borne by Brown Brothers Harriman & Co. as Administrator, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.15% of the Fund's average daily net assets.

      Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman & Co., 59 Wall Street Administrators performs such subadministrative duties for the Trust as are from time to time agreed upon by the parties. The offices of 59 Wall Street Administrators are located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Administrators is a wholly-owned subsidiary of Signature Financial Group, Inc. ("SFG"). SFG is not affiliated with Brown Brothers Harriman & Co. 59 Wall Street Administrators' subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Trust, participation in the preparation of documents required for compliance by the Trust with applicable laws and regulations, preparation of certain documents in connection with meetings of Trustees and shareholders of the Trust, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation as is from time to time agreed upon but not in excess of the amount paid to the Administrator from the Fund.

                           Shareholder Servicing Agent

      The Trust has entered into a shareholder servicing agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co., as agent for the Fund, among other things: answers inquiries from shareholders of and prospective investors in the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Trust or a shareholder of or prospective investor in the Fund may reasonably request. For these services,

Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by shareholders who did not hold their shares with an Eligible Institution.


                            Financial Intermediaries

      From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.

                              Eligible Institutions

      The Trust enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which that financial institution, as agent for the Trust with respect to shareholders of and prospective investors in the Fund who are customers of that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

                                   Distributor

      59 Wall Street Distributors acts as exclusive Distributor of shares of the Fund. Its office is located at 21 Milk Street, Boston, Massachusetts

02109. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Trust pays for the preparation, printing and filing of copies of the Trust's registration statement and the Fund's prospectus as required under federal and state securities laws. (See "Distributor" in the Statement of Additional Information.)

      59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares.

                             Custodian, Transfer and
                            Dividend Disbursing Agent

      State Street Bank and Trust Company ("State Street" or the "Custodian"), 225 Franklin Street, P.O. Box 351, Boston, Massachusetts 02110, is the Fund's Custodian and Transfer and Dividend Disbursing Agent. As Custodian, it is responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Trust. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator, the Custodian maintains the Fund's accounting and portfolio transaction records and for each day computes the Fund's net asset value, net investment income and dividend payable. As Transfer and Dividend Disbursing Agent it is responsible for maintaining the books and records detailing the ownership of the Fund's shares.

                              Independent Auditors

      Deloitte & Touche LLP are the independent auditors for the Fund.

NET ASSET VALUE
================================================================================

      The Fund's net asset value per share is determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading and New York banks are open for business.

      The determination of the Fund's net asset value per share is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

      Values of assets in the Fund's portfolio are determined on the basis of their market or other fair value. (See "Net Asset Value" in the Statement of Additional Information.)

DIVIDENDS AND DISTRIBUTIONS
================================================================================

      Substantially all of the Fund's net investment income, together with a discretionary portion of any net short-term capital gains, is declared as a dividend daily and paid monthly. Dividends with respect to shares which were redeemed during the month are paid at the end of the month. Dividends declared with respect to a Saturday, Sunday or holiday are credited to shareholders of record as of the close of business on the previous business day. Substantially all of the Fund's realized net long-term capital gains, if any, are declared and paid to shareholders on an annual basis as a capital gains distribution. An additional dividend and/or capital gains distribution may be made to the extent necessary to avoid the imposition of federal excise tax on the Fund. (See "Taxes" below.) Dividends and capital gains distributions are payable to shareholders of record on the record date.

      Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Trust elects to have dividends and capital gains distributions paid in cash, dividends and capital gains distributions are automatically reinvested in additional Fund shares without reference to the minimum subsequent purchase requirement. In the event a shareholder redeems all shares held at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares by such shareholder will be subject to the minimum initial purchase requirements. The Trust reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

      Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

TAXES
================================================================================

      Each year, the Trust intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund is not subject to federal income taxes on its net income and realized net capital gains that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Trust intends to continue to meet such requirements.

      In accordance with the investment objective of the Fund, it is expected that the Fund's net income is attributable to interest from municipal bonds and, as a result, dividends to shareholders are designated by the Trust as "exempt interest dividends" under Section 852(b)(5) of the Code, which may be treated as items of interest excludible from a shareholder's gross income. Although it is not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses from securities transactions as well as taxable interest income depending on market conditions.

      In accordance with Section 852(b)(5) of the Code, in order for the Fund to be entitled to pay exempt interest dividends to shareholders, at the close of each quarter of its taxable year, at least 50% of the value of its total assets must consist of obligations whose interest is exempt from federal income tax.

      The non-exempt portion of dividends is taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. These dividends are not eligible for the dividends-received deduction allowed to corporate shareholders. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

      Any dividend or capital gains distribution has the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a dividend or capital gains distribution, the dividend or capital gains distribution, although constituting a return of invested capital, would be taxable as described above. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of shares in the Fund held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares.

      Any short-term capital loss realized upon the redemption of shares within six months from the date of their purchase is disallowed to the extent of any tax-exempt dividends received during such period.

      The Code provides that interest on indebtedness incurred, or continued, to purchase or carry shares of the Fund is not deductible. Further, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult with their own tax advisors before purchasing shares of the Fund.

                              State and Local Taxes

      The exemption for federal income tax purposes of dividends derived from interest on municipal bonds does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they may reside but may be subject to tax on income derived from obligations of other jurisdictions. Shareholders are advised to consult with their own tax advisors about the status of distributions from the Fund in their own states and localities.

      Under U.S. Treasury regulations, the Trust and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

                                Foreign Investors

      The Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in the Fund since alternative investments are available which would not be subject to United States withholding tax.

                                Other Information

      Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after June 30, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January.

      This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES
================================================================================

      The Trust is an open-end management investment company organized on June 7, 1983, as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Its offices are located at 21 Milk Street, Boston, Massachusetts 02109; its telephone number is (617) 423-0800.

      Pursuant to the Trust's Declaration of Trust, the Trustees have authorized the issuance of an unlimited number of full and fractional shares of each series of the Trust, one of which is the Fund. The Trustees may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Trust and may authorize the creation of additional series of shares, the proceeds of which would be invested in separate, independently managed portfolios. Currently, there are two series in addition to the Fund.

      The Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and to appoint their own successors; provided that at least two-thirds of the Trustees have been elected by the shareholders.

      Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

      Shareholders of the Fund are entitled to a full vote for each full share held and to a fractional vote for fractional shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights. The rights of redemption are described elsewhere herein. Shares when issued are fully paid and nonassessable by the Trust, except as set forth below. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Declaration of Trust or By-Laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.
Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders.

      The By-Laws of the Trust provide that the presence in person or by proxy of the holders of record of one half of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-Laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

      The Declaration of Trust provides that, at any meeting of shareholders of the Fund, each Eligible Institution may vote any shares as to which that Eligible Institution is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution is the agent of record. Any shares so voted by an Eligible Institution are deemed represented at the meeting for purposes of quorum requirements.

      The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

ADDITIONAL INFORMATION
================================================================================

      As used in this Prospectus, the term "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less.

      Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors. The annual report also contains performance information and is made available to investors upon request and without charge.

      A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

      The  Fund's  performance  may be used  from  time  to time in  shareholder reports  or other  communications  to  shareholders  or  prospective  investors.
Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the Lehman 3-Year General Obligation Municipal Bond Index or the Merrill Lynch 0-3 Year General Obligation Municipal Bond Index) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

      Period and average annualized "total rates of return" may be provided in such communications. The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.

      The Fund's "yield", "effective yield" and "tax equivalent yield" may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Such yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period is stated). This income is then annualized. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" is slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax equivalent yield" is the yield a fully taxable investment would have to return to an investor subject to the highest marginal federal tax rate to provide a comparable return.

      This Prospectus omits certain of the information contained in the Statement of Additional Information and the Registration Statement filed with the Securities and Exchange Commission. The Statement of Additional Information may be obtained from 59 Wall Street Distributors without charge and the Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the Rules and Regulations of the Commission.

APPENDIX A
================================================================================

     This Appendix is intended to provide descriptions of the securities the Fund may purchase, the interest on which is exempt from federal income tax other than the alternative minimum tax. However, other such securities not mentioned below may be purchased for the Fund if they meet the quality and maturity guidelines set forth in the Fund's investment policies.

================================================================================

      Municipal Bonds--debt obligations issued by states, local governments and regional authorities which provide interest income that is exempt from regular federal income tax, other than the alternative minimum tax. They generally meet the longer-term capital needs of their issuers and have maturities of one year or more. These securities include:

      o General Obligation Bonds--bonds backed by the municipality's pledge of full faith, credit and taxing power.

      o Revenue Bonds--bonds backed by the revenue of a specific project, facility or tax. These include municipal water, sewer and power utilities; transportation projects; education or housing facilities; industrial development and resource recovery bonds.

      o Refunded Bonds--general obligation or revenue bonds that have been fully secured or collateralized by an "escrow fund" consisting of U.S. Government obligations that can adequately meet interest and principal payments.

      o Lease Obligation Bonds--bonds backed by lease obligations of a state or local authority for the use of land, equipment and facilities. These securities are not backed by the full faith and credit of the municipality and may be riskier than general obligation bonds or revenue bonds. Leases and installment purchase or conditional sale contracts have been developed to allow for government issuers to acquire property without meeting the statutory and constitutional requirements generally required for the issuance of debt.

      o Asset-Backed Bonds--bonds secured by interests in pools of municipal purchase contracts, financing leases and sales agreements. These obligations are collateralized by the assets purchased or leased by the municipality.

      o Zero Coupon Bonds--securities issued at a discount from their face value that pay all interest and principal upon maturity. The difference between the purchase price and par is a specific compounded interest rate for the investor. In calculating the daily income of the Fund, a portion of the difference between a zero coupon bond's purchase price and its face value is taken into account as income.

      Municipal Notes--debt obligations issued by states, local governments and regional authorities which provide interest income that is exempt from regular federal income taxes, other than the alternative minimum tax. They generally meet the shorter-term capital needs of their issuers and have maturities of less than one year. These securities include:

      o Tax and Revenue Anticipation Notes--notes issued in expectation of future taxes or revenues.

      o Bond Anticipation Notes--notes issued in anticipation of the sale of long-term bonds.

      Municipal Commercial Paper--obligations issued to meet short-term working capital or operating needs.

      Variable and Floating Rate Instruments--securities whose interest rates are reset daily, weekly or at another periodic date so that the security remains close to par, minimizing changes in its market value. These securities often have a demand feature which entitles the investor to repayment of principal plus accrued interest on short notice. In calculating the maturity of a variable rate or floating rate instrument for the Fund, the date of the next interest rate reset is used.

      When-Issued and Delayed Delivery Securities--municipal securities may be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no interest accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities for the Fund on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund's net asset value. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. Commitments for such when-issued securities are made only when there is an intention of actually acquiring the securities. To facilitate such acquisitions, a segregated account with the Custodian is maintained for the Fund with liquid assets in an amount at least equal to such commitments. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the commitments. On delivery dates for such transactions, such obligations are met from maturities or sales of the securities held in the segregated account and/or from cash flow. If the right to acquire a when-issued security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

APPENDIX B
================================================================================

      This Appendix is intended to provide descriptions of the short-term securities the Fund may purchase, the interest on which is subject to federal income tax. However, other such securities not mentioned below may be purchased for the Fund if they meet the quality and maturity guidelines set forth in the Fund's investment policies.

================================================================================

      U.S.  Government  Obligations--Assets  of  the  Fund  may be  invested  in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA) and the U.S. Postal Service, each of which has a limited right to borrow from the U.S. Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("FHLMC") and the Student Loan Marketing Association, the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. Government securities.

      Commercial Paper--Assets of the Fund may be invested in commercial paper including variable rate demand master notes issued by U.S. corporations or by non-U.S. corporations which are direct parents or subsidiaries of U.S. corporations.

      Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand.

      At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Board of Trustees. Any commercial paper issued by a non-U.S. corporation must be U.S. dollar-denominated and not subject to non-U.S. withholding tax at the time of purchase. Aggregate investments in non-U.S. commercial paper of non-U.S. issuers cannot exceed 10% of the Fund's net assets.

      Bank Obligations--Assets of the Fund may be invested in U.S. dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers' acceptances of banks, savings and loan associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches, provided that in each case, such bank has more than $500 million in total assets and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Board of Trustees. (See "Bond,

Note and Commercial Paper Ratings" in the Statement of Additional Information.) There is no percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Fund will not be invested in obligations of Brown Brothers Harriman & Co. or the Distributor, or in the obligations of the affiliates of any such organization or in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in such deposits.

      Repurchase Agreements--Repurchase agreements may be entered into only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Fund invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. Payment for such securities is made for the Fund only upon physical delivery or evidence of book entry transfer to the account of State Street Bank and Trust Company, the Fund's Custodian. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 10% of the market value of the Fund's total assets would be invested in such repurchase agreements together with any other investment being held for the Fund for which market quotations are not readily available.

The 59 Wall Street Trust

Investment Adviser and
  Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts  02109

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005
(800) 625-5759

No   dealer,   salesman   or   any   other  person has been
authorized   to  give  any   information  or  to  make  any
representations,   other  than  those   contained  in  this
Prospectus  and  the  Statement of Additional  Information,
in  connection with the offer contained in this Prospectus,
and   if   given   or   made,  such  other  information  or
representations  must  not  be  relied  upon as having been
authorized   by  the  Trust  or   the   Distributor.   This
Prospectus does not constitute an offer by the Trust or by the Distributor to sell or the solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Trust or the Distributor to make such offer in such jurisdiction.